UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): November 13, 2025 __________________
Ramaco Resources, Inc. (Exact name of registrant as specified in its charter)
Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 West Main Street, Suite 1900 Lexington, Kentucky 40507 (Address of principal executive offices, including zip code) _ (859) 244-7455

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B Common Stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 13, 2025, Ramaco Resources, Inc. (the “Company”) updated the Frequently Asked Questions for its Brook Mine rare earth elements and critical minerals project to add a new liquidity section (the “Additional FAQs”) on its website at www.ramacoresources.com. The Additional FAQs update is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 13, 2025, the Company issued a press release (the “Press Release”) announcing the posting of the Additional FAQs to its website. A copy of the Press Release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

None of the information furnished in this Item 7.01 or the accompanying Exhibits 99.1 and 99.2 will be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Liquidity Frequently Asked Questions released by Ramaco Resources, Inc. dated November 13, 2025
99.2	Press Release issued by Ramaco Resources, Inc. dated November 13, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date: November 13, 2025	By:	/s/ Randall W. Atkins
Randall W. Atkins Chairman, Chief Executive Officer